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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-3 Nos. 333-36450, 333-55456, 333-59746 and 333-65832) of Advanced
Aerodynamics & Structures, Inc. and in the related prospectus of our report dated March 26, 2002, with respect to the financial statements included in the Annual Report on Form 10-K of Advanced Aerodynamics & Structures, Inc. for the year ended December 31, 2001.



/s/ Ernst & Young LLP


Long Beach, California
April 12, 2002